FBR Securitization Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Dynamic Credit Collateral Analysis

Deal Name Here	FBRSI 2005-3	***Use only the collateral supporting the tranche we are buying***
***Column D uses total collateral supporting tranche as a denominator, all other rows use ROW TOTALS as a denominator***
I. FICO and LTV

			Row - %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg											% With
FICO Low	FICO High	LTV	Total Collateral	Curr. Bal./Loan	FICO	DTI	LTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	Seconds
500	524	> 65%	4.35%	$230,322.20	512	43.86	77.08	8.7040	86.81	0.00	96.47	2.04	8.55	52.61	5.26	0.00	6.12	0.00	1.51
525	574	> 65%	13.22%	$214,425.61	552	43.43	82.75	7.8490	88.47	0.00	94.72	4.85	8.21	64.51	3.16	0.00	35.03	2.38	24.64
575	599	> 65%	13.20%	$207,543.59	588	42.10	83.38	7.3390	88.52	0.00	94.25	5.10	7.57	80.56	2.83	0.00	27.25	35.33	55.61
600	619	> 70%	12.78%	$194,270.87	610	42.37	84.95	7.3100	84.05	0.00	92.60	6.35	9.37	70.61	1.08	0.00	27.99	36.33	45.12
620	639	> 70%	14.14%	$202,841.63	629	42.71	84.22	7.1760	83.06	0.00	92.53	6.20	12.57	58.09	1.82	0.00	21.30	25.59	57.20
640	659	> 70%	12.79%	$211,243.47	648	42.22	83.76	6.9870	79.84	0.00	92.80	6.64	13.63	54.04	0.19	0.00	17.02	27.12	58.92
660	679	> 80%	3.15%	$177,817.71	670	42.90	92.06	7.4660	78.72	0.00	88.04	11.30	16.74	60.26	3.83	0.00	46.48	11.15	17.77
680	699	> 80%	2.27%	$152,839.39	689	43.17	92.79	7.6630	68.84	0.00	82.11	16.13	23.21	58.90	0.00	0.00	46.27	11.43	18.63
700	724	> 80%	1.67%	$179,758.47	710	45.06	93.28	7.5800	66.29	0.00	77.52	20.90	24.88	59.04	0.00	0.00	29.38	5.76	19.82
725	749	> 80%	0.90%	$167,557.40	735	41.73	92.46	7.5100	84.08	0.00	81.10	18.90	14.62	59.73	4.40	0.00	34.03	12.10	16.76
750	max	> 90%	0.32%	$105,779.65	771	41.97	97.50	8.2530	61.96	0.00	99.75	0.25	27.43	56.24	0.00	0.00	35.11	18.27	0.00
II. LTV and DTI

			Row - %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg											% With
LTV Low	LTV High	DTI	Total Collateral	Curr. Bal./Loan	FICO	DTI	LTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	Seconds
70.00%	79.99%	> 50%	2.23%	$240,064.19	566	52.86	74.81	7.9930	84.67	0.00	90.65	9.35	11.40	49.90	4.70	0.00	0.00	0.00	2.15
80.00%	84.99%	> 50%	4.10%	$283,889.47	603	52.55	80.92	7.1980	84.63	0.00	85.05	13.94	10.29	54.28	2.77	0.00	17.29	1.10	20.08
85.00%	89.99%	> 50%	1.64%	$260,695.83	592	53.07	86.20	7.2870	87.21	0.00	89.17	6.56	11.99	68.24	8.65	0.00	69.71	0.00	6.20
90.00%	94.99%	> 50%	3.17%	$253,795.62	618	52.77	90.05	7.3280	75.18	0.00	81.89	17.45	21.60	68.11	0.64	0.00	55.92	0.00	15.40
95.00%	99.99%	> 50%	0.09%	$125,507.63	606	52.25	95.00	7.7860	46.56	0.00	98.03	1.97	53.44	100.00	0.00	0.00	42.11	0.00	0.00
100.00%	109.99%	> 50%	0.08%	$82,666.60	626	51.02	100.00	9.3320	89.26	0.00	100.00	0.00	0.00	78.62	0.00	0.00	58.63	0.00	0.00
110.00%	max	> 50%
III. DTI and FICO

			Row - %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg											% With
DTI Low	DTI High	FICO	Total Collateral	Curr. Bal./Loan	FICO	DTI	LTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	Seconds
20.00%	29.99%	< 550	0.44%	$153,556.50	523	25.40	79.67	8.3470	78.98	0.00	100.00	0.00	17.89	68.44	2.96	0.00	29.56	0.00	10.53
30.00%	34.99%	< 600	2.16%	$178,702.79	558	32.53	80.57	8.0250	81.74	0.00	93.75	5.39	9.03	63.83	4.10	0.00	29.31	10.94	29.32
35.00%	39.99%	< 675	10.30%	$198,698.46	605	37.71	81.47	7.4590	85.75	0.00	92.39	6.75	9.22	56.06	2.29	0.00	21.49	21.93	44.25
40.00%	44.99%	< 675	17.48%	$211,857.60	605	42.68	82.33	7.4130	82.70	0.00	95.31	4.00	11.76	59.32	1.14	0.00	21.39	24.64	46.40
45.00%	49.99%	< 700	31.76%	$208,678.84	618	47.83	83.17	7.2600	81.73	0.00	96.06	3.58	12.57	61.37	1.29	0.00	19.91	31.49	57.20
50.00%	54.99%	< 750	12.37%	$252,003.19	594	52.70	81.04	7.4980	80.96	0.00	86.97	11.95	15.35	58.88	3.32	0.00	29.32	0.41	11.86
56%	max	< 750
IV. LIMITED AND STATED DOC

		Row - %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg
FICO Low	FICO High	Total Collateral	Curr. Bal./Loan	FICO	DTI	LTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	% CA	% NY	% FL
500	524	2.50%	$247,449.71	512	44.00	74.39	8.9510	84.31	0.00	96.33	3.46	10.67	0.00	9.15	0.00	2.64	0.00	30.53	14.04	16.21
525	574	5.50%	$241,544.09	547	43.69	75.38	8.1970	82.19	0.00	89.66	8.93	15.35	0.00	7.60	0.00	4.77	0.00	26.38	13.03	17.48
575	599	2.84%	$275,804.92	588	43.89	78.16	7.8100	77.74	0.00	82.75	15.64	19.97	0.00	13.14	0.00	18.02	3.63	25.23	16.46	9.90
600	619	4.28%	$253,206.13	610	43.26	81.21	7.5810	77.69	0.00	95.39	3.18	15.04	0.00	3.21	0.00	19.77	7.68	25.46	17.74	6.61
620	639	6.14%	$229,169.78	629	44.61	82.58	7.4630	78.87	0.00	95.41	3.35	16.90	0.00	4.18	0.00	12.03	3.21	20.81	25.03	9.51
640	659	6.10%	$234,680.72	648	43.34	82.19	7.2330	75.31	0.00	91.34	8.26	20.49	0.00	0.40	0.00	6.52	13.05	27.45	19.68	10.15
660	679	4.20%	$245,604.77	670	43.13	82.98	7.1590	75.77	0.00	94.80	5.20	19.92	0.00	2.87	0.00	9.80	19.25	27.69	22.07	9.96
680	699	3.76%	$268,026.68	688	42.49	82.74	7.2730	69.82	0.00	91.25	7.69	23.91	0.00	0.17	0.00	6.25	22.69	29.39	25.44	11.48
700	724	2.56%	$285,391.23	709	42.67	83.44	7.0540	73.69	0.00	97.41	1.79	22.83	0.00	0.40	0.00	3.49	24.37	35.31	16.35	2.35
725	749	1.41%	$273,153.33	735	40.99	82.43	7.1080	67.32	0.00	91.80	8.20	27.58	0.00	2.81	0.00	5.94	26.30	34.77	21.16	9.33
750	max	1.23%	$277,391.86	772	42.42	81.92	6.9090	59.74	0.00	87.06	11.39	29.12	0.00	0.00	0.00	3.22	12.84	33.42	19.42	14.06

V. High LTV LOANS

		Row - %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg
LTV	LTV	Total Collateral	Curr. Bal./Loan	FICO	DTI	LTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	% CA	% NY	% FL	2/28	3/27	5/25
80.00%	89.99%	56.34%	$258,747.10	631	42.76	81.07	6.9310	82.20	0.00	93.79	5.48	12.48	56.33	1.35	0.00	13.70	31.44	28.72	12.25	9.99	91.75	1.73	0.62
90.00%	94.99%	18.34%	$232,261.57	622	42.89	90.09	7.3640	81.04	0.00	84.74	13.74	12.99	76.06	2.13	0.00	63.10	13.88	23.21	9.73	11.91	92.76	2.13	0.22
95.00%	99.99%	1.99%	$112,619.95	634	43.49	95.35	8.0140	80.78	0.00	97.82	2.14	12.63	81.91	2.31	0.00	46.76	35.44	21.00	17.25	10.01	75.62	2.69	0.00
100.00%	109.99%	6.47%	$79,699.09	654	41.96	100.00	9.4380	79.55	0.00	100.00	0.00	13.74	61.99	1.06	0.00	12.19	8.34	20.47	13.77	12.03	26.24	1.02	0.00
110.00%	max
VI. IO LOANS

		Row - %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg
FICO Low	FICO High	Total Collateral	Curr. Bal./Loan	FICO	DTI	LTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	% CA	% NY	% FL	2 yr IO	3 yr IO	5 yr IO
500	524
525	574	0.32%	$339,598.89	569	41.85	81.75	6.8080	77.23	0.00	100.00	0.00	8.64	100.00	0.00	0.00	22.68	100.00	66.00	0.00	0.00	0.00	0.00	100.00
575	599	4.83%	$267,678.20	589	42.38	81.29	6.8110	91.19	0.00	100.00	0.00	3.47	97.87	1.45	0.00	15.29	100.00	45.62	1.47	3.93	0.00	0.00	100.00
600	619	4.77%	$280,466.78	609	42.20	82.04	6.6390	90.15	0.00	100.00	0.00	4.20	93.10	0.76	0.00	21.61	100.00	42.69	5.80	7.81	0.00	0.00	100.00
620	639	3.70%	$282,798.41	629	41.83	82.15	6.4920	87.98	0.00	100.00	0.00	7.80	94.67	2.96	0.00	26.41	100.00	36.66	6.62	6.51	0.00	0.00	100.00
640	659	3.55%	$328,231.52	648	41.93	81.93	6.4620	87.97	0.00	100.00	0.00	3.07	77.60	0.00	0.00	20.64	100.00	60.07	4.60	5.98	0.00	0.00	100.00
660	679	2.21%	$345,843.91	670	42.28	80.69	6.3100	89.06	0.00	100.00	0.00	4.70	63.39	1.74	0.00	10.13	100.00	53.81	7.06	4.68	0.00	0.00	100.00
680	699	2.03%	$339,385.21	689	41.59	81.44	6.5310	88.71	0.00	100.00	0.00	9.52	57.99	0.00	0.00	8.32	100.00	48.79	7.96	10.61	0.00	0.00	100.00
700	724	1.36%	$413,194.78	708	41.30	80.73	6.3940	89.17	0.00	100.00	0.00	5.26	54.23	0.00	0.00	7.04	100.00	68.40	3.06	1.15	0.00	0.00	100.00
725	749	0.72%	$347,910.60	735	41.89	80.52	6.6060	76.20	0.00	100.00	0.00	20.35	48.38	0.00	0.00	1.53	100.00	43.75	17.77	9.14	0.00	0.00	100.00
750	max	0.50%	$322,686.67	770	43.93	83.79	6.4500	50.98	0.00	100.00	0.00	36.13	68.35	0.00	0.00	25.66	100.00	26.73	27.42	18.84	0.00	0.00	100.00
VII. SECOND LIEN LOANS (IF ANY)

		Row - %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg
FICO Low	FICO High	Total Collateral	Curr. Bal./Loan	FICO	DTI	CLTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	% CA	% NY	% FL
500	524
525	574	0.05%	$21,224.02	565	41.88	96.79	11.3260	73.14	0.00	100.00	0.00	3.88	98.88	1.12	0.00	0.00	0.00	45.53	17.84	2.06
575	599	0.36%	$49,113.34	590	41.04	98.66	10.6980	87.00	0.00	98.63	1.37	4.25	98.14	0.00	0.00	0.00	0.00	35.81	0.00	10.43
600	619	0.86%	$52,290.64	609	42.82	99.64	10.7600	79.74	0.00	99.16	0.84	9.12	81.63	0.14	0.00	0.00	0.00	23.01	12.02	10.99
620	639	1.00%	$55,843.60	629	42.66	99.63	10.5540	85.37	0.00	99.10	0.90	11.11	58.54	0.00	0.00	0.00	0.00	17.87	16.01	14.33
640	659	0.97%	$60,181.00	648	42.28	99.39	9.7100	77.94	0.00	99.65	0.28	16.60	52.52	0.00	0.00	0.00	0.00	26.63	19.37	12.47
660	679	0.58%	$68,255.61	671	42.77	98.73	9.4420	82.63	0.00	99.11	0.89	11.23	44.88	0.00	0.00	0.00	0.00	26.62	16.60	11.99
680	699	0.61%	$72,796.95	689	41.46	99.75	9.4810	73.36	0.00	99.10	0.90	17.77	42.72	0.00	0.00	0.00	0.00	36.03	18.47	15.84
700	724	0.36%	$73,991.75	708	42.50	99.48	9.4600	85.65	0.00	97.69	2.31	11.15	47.75	0.00	0.00	0.00	0.00	46.71	12.70	2.65
725	749	0.16%	$63,483.37	733	40.72	99.89	9.4610	67.93	0.00	97.90	2.10	24.67	45.48	0.00	0.00	0.00	0.00	18.03	15.03	14.77
750	max	0.16%	$69,877.33	770	42.85	99.69	9.2820	54.97	0.00	99.51	0.49	23.86	42.16	0.00	0.00	0.00	0.00	44.03	9.35	20.27
VIII. MANUFACTURED HOME LOANS (IF ANY)

		Row - %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg
FICO Low	FICO High	Total Collateral	Curr. Bal./Loan	FICO	DTI	LTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	% Land/Home	% Single wide	% CA	% NY	% FL	2/28	3/27	5/25
500	524
525	574
575	599
600	619
620	639	No manufactured
640	659
660	679
680	699
700	724
725	749
750	max

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.